SECURITY AGREEMENT dated as of June 14,
1993,
                    as amended and restated as of August 3, 1994, among ECKERD CORPORATION, a Delaware corporation (the Borrower ), each of the subsidiaries of the Borrower listed on the signature pages hereof (individually, a Guarantor and, collectively, the Guarantors ; the Guarantors, together with the Borrower, are referred to individually as a
                     Grantor  and collectively as the  Grantors ) and
                    CHEMICAL BANK, a New York banking corporation
                    ( Chemical Bank ), as collateral agent (in such capacity, the Collateral Agent ) for the Secured Parties (as defined herein).

               Reference is made to the Credit Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994 (as amended or modified from time to time, the Credit Agreement ), among the Borrower, the financial institutions party thereto, as lenders (the Lenders ), Chemical Bank
and
          NationsBank of Florida, N.A., a national banking association
          ( NationsBank ), as managing agents and as swingline lenders
          (in such latter capacity, each a Swingline Lender ), and Chemical Bank, as administrative agent (in such capacity, the Administrative Agent ) for the Lenders, the Swingline Lenders and the Fronting Banks.

               The Lenders and the Swingline Lenders have agreed to make Loans and Swingline Loans, respectively, to the Borrower, and the Fronting Banks have agreed to issue Letters of Credit and to originate Bankers' Acceptances for the account of the Borrower, pursuant to, and upon the terms
          and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans, of the Swingline Lenders to make Swingline Loans and of the Fronting Banks to issue Letters of Credit and to originate Bankers' Acceptances are conditioned upon, among other things, the execution and delivery by the Grantors of a security agreement in the form hereof to secure (a) the due and punctual payment of (i) the principal
          of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans and the Swingline Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit or Bankers' Acceptance, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency
          of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents to which the Borrower is or is to be a party, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents and (c) unless otherwise agreed upon in writing by
          the applicable Lender, all obligations of the Borrower, monetary or otherwise, under each Rate Protection Agreement entered into with any Lender, whether pursuant to
          Section 6.11 of the Credit Agreement or otherwise (all the obligations referred to in this clause (c) and in the preceding clauses (a) and (b) being referred to collectively
          as the  Obligations ).

               Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                    ARTICLE I
                                   Definitions

               SECTION 1.01. Definition of Terms Used Herein. All capitalized terms used but not defined herein shall have the
          meanings set forth in the other Loan Documents.

               SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following
          meanings:

                Account Debtor shall mean any person who is or who may become obligated to the Grantors under, with respect to or on account of an Account.

                Accounts shall mean, with respect to the Grantors, any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any
          such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

                   Accounts Receivable shall mean, with respect to the
          Grantors, all Accounts and all right, title and interest of any Grantor to Accounts and all right, title and interest of
          any Grantor in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests,
          liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

                Collateral shall mean all (a) Accounts, (b) Accounts Receivable, (c) Documents, (d) Equipment (including Fixtures), (e) General Intangibles, (f) Inventory,
          (g) Proceeds, (h) amounts due or to become due from the transfer of Third Party Receivables pursuant to Permitted Receivables Purchase Agreements and (i) Collection Deposit Accounts and all other cash and cash accounts, provided that
          Collateral shall not include any of the foregoing in clause (a), (b), (c), (e) or (g) solely to the extent transferred by the Borrower (either in its entirety or an undivided interest therein) under any Permitted Receivables Purchase Agreement from time to time.

                Collection Deposit Account shall mean a lockbox account of any Grantor maintained for the benefit of the Secured Parties with the Collateral Agent pursuant to
          Article V or with a Sub-Agent pursuant to a Lockbox
          Agreement.

                Credit Agreement shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                Documents shall mean all instruments, files, records,
          ledger sheets and documents, whether now owned or hereafter acquired, covering or relating to any of the Collateral (other than any such instruments pledged and delivered pursuant to the Pledge Agreement), including customer lists,
          credit files, computer programs, printouts and other computer materials and records, but excluding prescription records and files.

                Equipment shall mean all equipment in all its forms, wherever located, now or hereafter existing, and all parts thereof and accessions thereto, that are now or hereafter owned by any Grantor, provided that Equipment shall not include any equipment subject to Liens permitted under
          Section 7.02(h) or (i) of the Credit Agreement or any equipment that has been or will be the subject of Equipment Agency Arrangements. The term Equipment shall include Fixtures.

                   Fixtures shall mean all items of Equipment, whether
          now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in such items of Equipment arises under any real estate law applicable thereto.

                General Intangibles shall mean all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than
          Accounts Receivable) now owned or hereafter acquired by any Grantor (other than any such intangible personal property if
          applicable law or any agreement in respect of such property by its terms prohibits the assignment or grant of a security
          interest in such property), including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Rate Protection Agreements and other agreements), Intellectual Property, goodwill, registrations,
          franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an
Account
          Debtor of any of the Accounts Receivable.

                Intellectual Property shall mean all intellectual and
          similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, patents, patent applications, copyrights, copyright registrations, applications to register copyrights, Licenses, trademarks (including service
          marks), trademark or service mark applications, trade names, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                Inventory shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business,
          including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare
          parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

                License shall mean any patent license, copyright license or other license or sublicense (other than any Trademark License) to which any Grantor is or becomes a party (other than those license agreements that by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

                Lockbox Agreements shall mean the lockbox agreements among any Grantor, the Collateral Agent and a Sub-Agent (as defined in each Lockbox Agreement), substantially in the form of Annex 1 hereto, with any changes, additions or modifications as reasonably requested by such Sub-Agent.

                Loan Documents shall have the meaning assigned to such term in the Credit Agreement.

                Medicaid Accounts shall mean Third Party Receivables owed pursuant to State plans approved under Title XIX of the
          Social Security Act of 1935, as amended.

                Medicare Accounts shall mean Third Party Receivables owed pursuant to the health insurance program for the aged and disabled under Title XVIII of the Social Security Act of
          1935, as amended.

                Obligations shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                Perfection Certificate  shall mean the Perfection
          Certificate substantially in the form of Annex 2 hereto, prepared by the Borrower.

                Permitted Receivables Purchase Agreements shall have the meaning assigned to such term in the Credit Agreement.

                Proceeds shall mean any consideration received from the sale, exchange or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other
          involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include (a) all cash and negotiable instruments received or held on behalf of the Collateral Agent pursuant to the Lockbox Agreements or any other lockbox or similar arrangement relating to the payment of Accounts Receivable, Inventory and Third Party Receivables (other than those transferred pursuant to Permitted Receivables Purchase Agreements) and
          (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, current or future infringement of
          any patent now or hereafter owned by any Grantor or licensed under a patent license, (ii) past, current or future breach of any License, (iii) past, current or future infringement of any copyright now or hereafter owned by any Grantor or licensed under a copyright license and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                Secured Parties shall mean (a) the Lenders, (b) the Fronting Banks, (c) the Administrative Agent, (d) the Collateral Agent, (e) the Swingline Lenders and (f) the successors and assigns of each of the foregoing.
                Security Interest shall have the meaning assigned to such term in Section 2.01.
                Sub-Agent shall mean a financial institution that shall have delivered to the Collateral Agent an executed Lockbox Agreement.

                Third Party Receivables shall have the meaning assigned to such term in the Credit Agreement.
               SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit
          Agreement shall be applicable to this Agreement.

                                   ARTICLE II

                                Security Interest

               SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and its assigns, for the ratable benefit of the Secured Parties,
and
          hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title
and
          interest in, to and under the Collateral (the Security Interest ). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (other than fixture filings, except with respect to Fixtures appurtenant to the Mortgaged Properties), continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

               Each Grantor agrees at all times to keep such accurate and complete accounting records with respect to the Collateral as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.
               SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of any of the Collateral.

                                   ARTICLE III

                         Representations And Warranties

               The Grantors jointly and severally represent and warrant to and with the Collateral Agent and each other
          Secured Party that:

               SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant
          to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this
          Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

               SECTION 3.02. Filings. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all
          material respects. Fully executed Uniform Commercial Code financing statements (other than fixture filings, except with respect to Fixtures appurtenant to the Mortgaged Properties) or other appropriate filings, recordings or registrations (other than such as would be made in the United States Copyright Office) containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which
          are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral (other than Fixtures, except Fixtures appurtenant to the Mortgaged Properties, and copyrights, to the extent that recordings and registration in the United States Copyright Office may be necessary) in which the Security Interest may be perfected by filing, recording or registration in the
United
          States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except
          as provided under applicable law with respect to the filing of continuation statements and except that recordation of the Security Interest in the United States Patent and Trademark Office may be necessary with respect to
Collateral
          consisting of patents and Trademarks acquired after the date hereof and recordation of the Security Interest, in addition to registration of any unregistered copyrights, in the United States Copyright Office may be necessary with respect
          to Collateral consisting of copyrights.

               SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a valid security interest in all the Collateral securing the payment and performance of the Obligations and (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral (other than Fixtures, except Fixtures appurtenant
          to the Mortgaged Properties, and copyrights, to the extent that recordings and registration in the United States Copyright Office may be necessary) in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof)
and
          its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions, except that recordation of the Security Interest in the United States Patent and Trademark Office may be necessary with respect to Collateral consisting of patents and Trademarks acquired after the date hereof and recordation of the Security Interest, in addition to registration of any unregistered copyrights, in the United States Copyright Office may be necessary with respect to Collateral consisting of copyrights. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior
          to the Security Interest pursuant to Section 7.02 of the Credit Agreement.

               SECTION 3.04. Absence of Other Liens. The Collateral is
          owned by the Grantors free and clear of any Lien, except for
          Liens expressly permitted pursuant to Section 7.02 of the Credit Agreement. Other than as contemplated hereby or by the Trademark Security Agreement, none of the Grantors has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform
Commercial
          Code or any other applicable laws covering any Collateral,
          (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or
          (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect.

                                   ARTICLE IV

                                    Covenants

               SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly
          to notify the Collateral Agent of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which
          it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by
          it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have
          a valid and perfected security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral is damaged or destroyed.

               (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect
          to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged and, at
          such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

               SECTION 4.02. Periodic Certification. Each year, at
the
          time of delivery of annual financial statements with
respect
          to the preceding fiscal year pursuant to Section 6.04 of
the
          Credit Agreement, each Grantor shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of such Grantor (a) setting forth the information required pursuant to Section
2
          of the Perfection Certificate, (b) certifying that all Uniform Commercial Code financing statements (other than fixture filings, except with respect to Fixtures appurtenant
          to the Mortgaged Properties) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period), (c) setting forth, with respect to each filing, recording or registration (including each refiling, rerecording or reregistration) made since the date of the Perfection Certificate or the most recent certificate delivered pursuant to this Section 4.02, the filing office, date and file number thereof and (d) attaching true, correct
          and complete acknowledgement copies of each such filing, recording or registration not theretofore delivered to the Collateral Agent.

               SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions
          necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted under the Credit Agreement.

               SECTION 4.04. Further Assurances. Each Grantor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights
and
          remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (other than fixture filings, except with respect to Fixtures appurtenant to the Mortgaged Properties) or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall (to the extent not previously pledged and delivered pursuant to the Pledge Agreement) be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

               SECTION 4.05. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at any reasonable time or times upon reasonable notice and at the Grantor's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies
          from such records) and the premises upon which any of the Collateral is located, to discuss any Grantor's affairs with
          the officers of such Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of
or
          any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third party, by contacting Account Debtors or the third party possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any other Secured Party (it being understood that any such information shall be deemed to be Information subject to the provisions of
          Section 10.15 of the Credit Agreement).
               SECTION 4.06. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral other than as the same may be permitted under the Loan Documents, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by this Agreement or the other Loan Documents, and such Grantor agrees to reimburse the Collateral Agent on
          demand for any payment made or any reasonable and documented expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any other Secured Party to cure or perform, any covenants or other promises of the Grantors with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

               SECTION 4.07. Assignment of Security Interest. If at any time any Grantor shall take and perfect a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such
          Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting
          the security interest.

               SECTION 4.08. Continuing Obligations of the Grantors. The Grantors shall remain liable to, at their own cost and expense, duly and punctually observe and perform all the conditions and obligations to be observed and performed by them under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor agrees to indemnify
and
          hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

               SECTION 4.09. Use and Disposition of Collateral. The Grantors may use but not dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document, except that the Grantors may dispose of Collateral to the extent expressly permitted by provisions of the Loan Documents. Without limiting the generality of the foregoing,
          (a) each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed
          in a writing in form and substance reasonably satisfactory to the Collateral Agent to hold the Inventory subject to the
          Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise, and (b) each Grantor may sell or purport to sell Accounts Receivable or an undivided interest in Accounts Receivable in accordance with the provisions of any
          Permitted Receivables Purchase Agreement and transfer any Document representing only Accounts Receivable so sold or in
          which an undivided interest is so sold or purported to be sold whereupon, in the case of such a sale or purported sale, the Security Interest created hereby in the Accounts Receivable so sold or purported to be sold and Document so transferred (but not in any Proceeds arising from such sale or purported sale) shall cease immediately without any further action on the part of the Collateral Agent, provided
          that, with respect to each Account Receivable in which an undivided interest is sold pursuant to a Permitted Receivables Purchase Agreement, such Security Interest in that portion of such Account Receivable that remains the property of any Grantor shall so cease only if required by the terms of such Permitted Receivables Purchase Agreement in order for such Account Receivable to be eligible for sale
          thereunder. The Collateral Agent will deliver to each Grantor, upon its written request, any Document to be so transferred pursuant to clause (b) of the foregoing sentence, if such Document is in the Collateral Agent's possession.

               SECTION 4.10. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the
          ordinary course of business. After a Default or an Event of Default shall have occurred and during the continuance thereof, the Collateral Agent may notify the Grantors not to
          grant or make any such extension, credit, discount, compromise, or settlement under any circumstances without its prior written consent.

                                    ARTICLE V

                                   Collections

               SECTION 5.01. Collection Deposit Accounts. (a) Each Grantor agrees (i) at the request of the Collateral Agent, after the occurrence and during the continuation of any Default or Event of Default, to establish one or more Collection Deposit Accounts with the Collateral Agent or with any financial institution that (A) is satisfactory to the Collateral Agent and (B) enters into a Lockbox
Agreement
          and (ii) once established, to maintain such Collection Deposit Accounts regardless of whether such Default or
Event
          of Default shall no longer be continuing.

               (b) Unless and until the Collection Deposit Accounts are converted to closed lockbox accounts pursuant to paragraph (c) below, each Grantor may at any time withdraw any of the funds contained in a Collection Deposit Account of such Grantor for use, subject to the provisions of the Loan Documents, for general corporate purposes.

               (c) Effective upon notice to the Grantors from the Collateral Agent after the occurrence and during the continuance of an Event of Default (which notice may be given by telephone if promptly confirmed in writing), each Collection Deposit Account will, without any further action on the part of any Grantor, the Collateral Agent or any
Sub-
          Agent, convert into a closed lockbox account under the exclusive dominion and control of the Collateral Agent in which funds are held subject to the rights of the
Collateral
          Agent hereunder. No Grantor shall thereafter have any right or power to withdraw any funds from any Collection Deposit Account without the prior written consent of the Collateral Agent until all Events of Default are cured or waived. The Grantors irrevocably authorize the Collateral Agent to notify each Sub-Agent (i) of the occurrence of an Event of Default and (ii) of the matters referred to in this paragraph (c). Following the occurrence of an Event of Default, the Collateral Agent may instruct each Sub-Agent to
          transfer immediately all funds held in each Collection Deposit Account to an account maintained with the
Collateral
          Agent.

               SECTION 5.02. Collections. (a) From and after the date on which the Collateral Agent requests that the Grantors establish and maintain one or more Collection Deposit Accounts, each Grantor agrees to notify and direct promptly each Account Debtor and every other person obligated to make
          payments with respect to the Accounts Receivable, Inventory and Third Party Receivables (other than those transferred pursuant to Permitted Receivables Purchase Agreements) to make all such payments to a Collection Deposit Account established by it, provided that such payment arrangements shall apply to Medicaid Accounts and Medicare Accounts only to the extent permitted under applicable law, it being the express intention of the Grantors and the Secured Parties that the Security Interests hereunder in the Medicaid Accounts and Medicare Accounts be perfected and that the Proceeds thereof be fully available to the Collateral Agent for the benefit of the Secured Parties to the maximum extent
          permitted by law. Each Grantor shall use all reasonable efforts to cause each Account Debtor and every other person identified in the preceding sentence (subject to the proviso
          in the preceding sentence) to make all of the foregoing payments directly to such Collection Deposit Account.
               (b) In the event that any Grantor directly receives any
          remittances on Accounts Receivable (including to the extent permitted by applicable law, payments made in respect of Medicaid Accounts and Medicare Accounts), Inventory or
Third
          Party Receivables (other than those transferred pursuant to Permitted Receivables Purchase Agreements), notwithstanding the arrangements for payment directly into the Collection Deposit Accounts, such remittances shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall be segregated from other funds of such Grantor, subject to the Security Interest granted hereby, and such Grantor shall cause such remittances and payments to be deposited into the applicable Collection Deposit Account as soon as practicable after such Grantor's receipt thereof.

               SECTION 5.03. Collateral Agent Appointed Attorney-in-Fact. The Collateral Agent is hereby appointed by the Grantors as the true and lawful agent and attorney-in-fact of each Grantor, and in such capacity the Collateral Agent shall have the right, with power of substitution for the Grantors and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default, (a) to receive, endorse,
          assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the
Collateral;
          (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits
or
          proceedings relating to all or any of the Collateral; (g) to notify, or to require the Grantors to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the
          absolute owner of the Collateral for all purposes;
provided,
          however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers,
          directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. It is understood and agreed that the appointment of the
Collateral
          Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest
and
          is irrevocable. The provisions of this Section 5.03 shall in no event relieve any Grantor of any of its obligations hereunder or under the other Loan Documents with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any other Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any other Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any
          other Loan Document, by law or otherwise. Any sale pursuant to the provisions of this Section 5.03 shall be deemed to conform to the commercially reasonable standards as provided
          in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

                                   ARTICLE VI

                                    Remedies

               SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right (subject to applicable law) to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by such Grantor to the Collateral
Agent,
          or to license or, to the extent permitted by applicable law, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions
          and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained),
          and (b) with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral (and temporary possession of any non-Collateral in connection with any such repossession,
          with the right to store, at the Grantors' expense and risk, such non-Collateral) and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law (subject to any applicable alcohol and liquor control laws, rules and regulations and pharmaceutical laws, rules and regulations and except as may
          be limited in the case of Medicaid Accounts and Medicare Accounts by the Social Security Act and regulations thereunder and any applicable state law, including as set forth in Appendix A attached hereto and incorporated by reference herein). Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral (subject to any applicable alcohol and liquor control laws, rules and regulations and pharmaceutical laws, rules and regulations and except as may
          be limited in the case of Medicaid Accounts and Medicare Accounts by the Social Security Act and regulations thereunder and any applicable state law, including as set forth in Appendix A attached hereto and incorporated by reference herein), at public or private sale or at any broker's board or on any securities exchange, for cash, upon
          credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with
          a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.
Each
          such purchaser at any such sale shall (subject to any applicable alcohol and liquor control laws, rules and regulations and pharmaceutical laws, rules and regulations and except as may be limited in the case of Medicaid Accounts and Medicare Accounts by the Social Security Act and regulations thereunder and any applicable state law, including as set forth in Appendix A attached hereto and incorporated by reference herein) hold the property sold absolutely free from any claim or right on the part of such Grantors, and each Grantor hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

               The Collateral Agent shall give the Grantors 10 days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of
New
          York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of
Collateral.
          Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at
a
          broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any)
of
          such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety
or
          in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of
          the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the
          same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 6.01, any Secured Party may bid for
          or purchase (subject to any applicable alcohol and liquor control laws, rules and regulations and pharmaceutical laws,
          rules and regulations and except as may be limited in the case of Medicaid Accounts and Medicare Accounts by the Social Security Act and regulations thereunder and any applicable state law, including as set forth in Appendix A attached hereto and incorporated by reference herein), free (to the fullest extent permitted by applicable law) from any
          right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make
          payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and it may, upon compliance with
          the terms of sale, hold, retain and dispose of such property
          (subject to any applicable alcohol and liquor control laws, rules and regulations and pharmaceutical laws, rules and regulations and except as may be limited in the case of Medicaid Accounts and Medicare Accounts by the Social Security Act and regulations thereunder and any applicable state law, including as set forth in Appendix A attached hereto and incorporated by reference herein) without further
          accountability to such Grantor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof,
          (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after
          the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied
and
          the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may (subject to any applicable alcohol and liquor control laws, rules and regulations and pharmaceutical laws, rules and regulations and except as may
          be limited in the case of Medicaid Accounts and Medicare Accounts by the Social Security Act and regulations thereunder and any applicable state law, including as set forth in Appendix A attached hereto and incorporated by reference herein) proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction
or
          pursuant to a proceeding by a court-appointed receiver. The Collateral Agent may also seek a court order directing payment of Medicare Accounts and Medicaid Accounts to itself
          or any purchaser thereof from it and, to the extent permitted by law, each Grantor hereby reasonably consents to
          the entry of such an order. Any sale pursuant to the provisions of this Section 6.01 shall be deemed to conform to the commercially reasonable standards as provided in
          Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

               SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                    FIRST, to the payment of all costs and expenses
               incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with
               this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable and documented fees, other charges and disbursements of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of
               any of the Grantors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or thereunder;

                       SECOND, to the payment in full of the
Obligations
               owed to the Lenders, the Swingline Lenders and the Fronting Banks in respect of the Loans and the Swingline Loans made by them and outstanding and the amounts owing in respect of any LC Disbursement or BA Disbursement or under any Rate Protection Agreement entered into with any Lender pursuant to Section 6.11 of the Credit Agreement, pro rata as among the
Lenders,
               the Swingline Lenders and the Fronting Banks in accordance with the amount of such Obligations owed to them;

                    THIRD, to the payment and discharge in full of the
               Obligations (other than those referred to above) pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them; and

                    FOURTH, to the Grantors, their successors or
               assigns, or as a court of competent jurisdiction may otherwise direct.

               The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of
          the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

               SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under Sections 6.01 and
6.02
          at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty
or
          other compensation to such Grantor) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor to the extent of the interest of such Grantor therein at such time, and wherever the same may be located, and including in
          such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an
          Event of Default, provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default. In operating under the license granted by each Grantor pursuant to this Section 6.03, the Collateral Agent agrees that the goods sold and services rendered under the Trademarks shall be of a nature and quality substantially consistent with those theretofore offered under such Trademarks by such Grantor and such Grantor shall have the right to inspect during the term of such license, at any reasonable time or times upon reasonable notice to the Collateral Agent, and at such Grantor's own cost and expense, representative samples of goods sold and services rendered under the Trademarks.

                                   ARTICLE VII

                                  Miscellaneous

               SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section
10.01
          of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it at its address
          set forth in Schedule I hereto.

               SECTION 7.02. Security Interest Absolute. All rights of
          the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to
          any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other
          circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

               SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments
          prepared or delivered in connection with or pursuant to this
          Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, the making by the Swingline Lenders of the Swingline Loans and the issuance of the Letters of Credit and the origination of the Bankers' Acceptances by the Fronting Banks, and the execution and delivery to the Lenders and the Swingline Lenders of the Notes evidencing such loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or Swingline Loan or any other fee or amount payable under this Agreement or any other
Loan
          Document is outstanding and unpaid or the LC/BA Exposure does not equal zero and as long as the Commitments and the LC/BA Commitment have not been terminated.
               SECTION 7.04. Binding Agreement; Assignments. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the
          Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantors, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except
          that no Grantor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents.

               SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Grantors that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

               SECTION 7.06. Reimbursement of Collateral Agent. (a) The Grantors jointly and severally agree to pay upon demand to the Collateral Agent the amount of any and all reasonable
          and documentd expenses, including the reasonable and documented fees and expenses of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and expenses of the
Collateral
          Agent for any audits conducted by it with respect to the Accounts Receivable, Inventory or Third Party Receivables (other than those transferred pursuant to Permitted Receivables Purchase Agreements)), (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof. If the Grantors shall
          fail to do any act or thing that they have covenanted to do hereunder or any representation or warranty of the Grantors hereunder shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations the cost or expense incurred by the Collateral Agent in so doing.

               (b) Without limitation of their indemnification obligations under the other Loan Documents, the Grantors jointly and severally agree to indemnify the Collateral Agent and the Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as
          a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities
or
          related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                (c) Any amounts payable as provided hereunder shall
be
               additional Obligations secured hereby and by the other Security Documents. The provisions of this Section
7.06
               shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the
               repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation
               made by or on behalf of the Collateral Agent or any
other
               Secured  Party. All amounts due under this Section
7.06
               shall be payable on written demand therefor and shall bear interest at the Default Rate (as defined in the Credit
               Agreement).

                    SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL
BE
               GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF
               THE STATE OF NEW YORK.

                    SECTION 7.08. Waivers; Amendment. (a) No failure or
               delay of the Collateral Agent in exercising any power or
               right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right
or
               power, or any abandonment or discontinuance of steps to
               enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the
Collateral
               Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive
               of any rights or remedies that they would otherwise have.
               No waiver of any provisions of this Agreement or consent
               to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by
               paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances.

                    (b) Neither this Agreement nor any provision hereof
               may be waived, amended or modified except pursuant to a
               written agreement entered into between the Grantors and
               the Collateral Agent, with the prior written consent of
               the Required Lenders.

                    SECTION 7.09. Waiver of Jury Trial. Each party hereto
               hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury
               in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has
               represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this
               Agreement by, among other things, the mutual waivers and certifications in this Section 7.09.

                    SECTION 7.10. Severability. In the event any one or
               more of the provisions contained in this Agreement or in
               any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and
               enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity
               of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall
               endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid
               provisions the economic effect of which comes as close as
               possible to that of the invalid, illegal or unenforceable
               provisions.

                       SECTION 7.11. Jurisdiction; Consent to Service of
               Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to
               the nonexclusive jurisdiction of any New York State court
               or Federal court of the United States of America sitting
               in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan
Documents, or
               for recognition or enforcement of any judgment, and each
               of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any
               such action or proceeding may be heard and determined in
               such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by
               suit on the judgment or in any other manner provided by
               law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating
               to this Agreement or the other Loan Documents against any
               Grantor or its properties in the courts of any jurisdiction.

                    (b) Each Grantor hereby irrevocably and
                unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may
                now or hereafter have to the laying of venue of any suit,
                action or proceeding arising out of or relating to this
                Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby
                irrevocably waives, to the fullest extent permitted by
                law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.


                   (c) Each party to this Agreement irrevocably consents
               to service of process in the manner provided for notices in
               Section 7.01. Nothing in this Agreement will affect the
               right of any party to this Agreement to serve process in any other manner permitted by law.

                    SECTION 7.12. Termination or Release. (a) This
               Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full and the
               Lenders and the Swingline Lenders have no further commitment to lend under the Credit Agreement, the LC/BA Exposure has been reduced to zero and the Fronting Banks have no further obligation to issue Letters of Credit or to originate Bankers' Acceptances under the Credit Agreement.

                    (b) Upon any sale or other transfer by any Grantor of
               any Collateral that is permitted under the Credit
Agreement,
               or, upon the effectiveness of any written consent to the
               release of the Security Interest in any Collateral pursuant to Section 10.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

                    (c) In connection with any termination or release
               pursuant to paragraphs (a) and (b), the Collateral
Agent
               shall execute and deliver to such Grantor, at such Grantor's expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably
               request to evidence such termination or release. Any execution and delivery of termination statements or documents pursuant to this Section 7.12 shall be without
               recourse to or warranty by the Collateral Agent.

                    SECTION 7.13. Counterparts. This Agreement may be
               executed in two or more counterparts, each of which shall
               constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall
               become effective as provided in Section 7.04.

                    SECTION 7.14. Additional Grantors. Upon execution and
               delivery by the Collateral Agent and a subsidiary of the
               Borrower of an instrument in the form of Annex 3, such subsidiary of the Borrower shall become a Grantor hereunder
               with the same force and effect as if originally named as a
               Grantor herein. The execution and delivery of such instrument shall not require the consent of any
Grantor
               hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party
               to this Agreement.

                    IN WITNESS WHEREOF, the parties hereto have duly
               executed this Agreement as of the day and year first above written.

                                                ECKERD CORPORATION,

                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President

                                                CLORWOOD
DISTRIBUTORS,
                                                INC.,

                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President

                                                ECKERD CONSUMER
PRODUCTS,
                                                INC.,
                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President
                                                ECKERD FLEET, INC.,

                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President

                                                ECKERD HOLDINGS II,
INC.,

                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President

                                                ECKERD'S WESTBANK,
INC.,

                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President

                                                ECKERD TOBACCO
COMPANY,
                                                INC.,

                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President

                                                E.I.T., INC.,
                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President

                                                INSTA-CARE HOLDINGS,
INC.,

                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin  W.
Gladysz
                                                   Title: Vice
President

                                                INSTA-CARE PHARMACY
                                                SERVICES CORPORATION,

                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President

                                                P.C.V., INC.,

                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President
                                                PHARMACY DYNAMICS
GROUP,
                                                INC.,

                                                 by
                                                   /s/ Martin W.
Gladysz
                                                   Name: Martin W.
Gladysz
                                                   Title: Vice
President

                                                CHEMICAL BANK, as
                                                Collateral Agent,

                                                 by
                                                   /s/ Meredith
Vanden
                                                   Handel

                                                   Name: Meredith
Vanden
                                                   Handel
                                                   Title: Vice
President



Annex 1 to
                                                     the Security
Agreement

                              LOCKBOX AGREEMENT dated as of ________,
among
                         ECKERD CORPORATION, a Delaware corporation
(the
                         "Borrower"), each of the subsidiaries of the
                         Borrower party to the Security Agreement
referred
                         to below and listed on the signature pages
hereof
                         (together with the Borrower, individually a
                         "Grantor" and collectively the "Grantors"),
                         CHEMICAL BANK, a New York banking
corporation
                         ("Chemical Bank"), as collateral agent (in
such
                         capacity, the "Collateral Agent") for the
Secured
                         Parties (such term, and each other
capitalized
                         term used but not defined herein, having the
                         meaning given it in the Security Agreement
                         referred to below) and  [        ], a [
   ]
                         banking corporation (the "Sub-Agent").

                         A.  The Grantors and the Collateral Agent
are
               parties to a Security Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994 (the
"Security
               Agreement"). Pursuant to the terms of the Security Agreement, each Grantor has granted to the Collateral
Agent,
               for the benefit of the Secured Parties, a perfected security interest in such Grantor's Accounts Receivable (as defined in the Security Agreement) and other Collateral to secure
               the payment and performance of the Obligations and has irrevocably appointed the Collateral Agent as its agent to
               collect amounts due in respect of Accounts Receivable
(as
               defined in the Security Agreement), Inventory (as defined in the Security Agreement) and Third Party Receivables
(as
               defined in the Security Agreement) (other than those transferred pursuant to Permitted Receivables Purchase Agreements) (as defined in the Security Agreement).

                         B.  The Sub-Agent has agreed to act as
collection
               sub-agent of the Collateral Agent to receive payments on the terms set forth herein.
                         NOW, THEREFORE, the parties hereto agree as
               follows:

                         1.  The Collateral Agent hereby appoints the
Sub-
               Agent as its collection sub-agent under the Security Agreement and authorizes the Sub-Agent, on the terms
and
               subject to the conditions set forth herein, to receive payments in respect of the Accounts Receivable,
Inventory
               and Third Party Receivables (other than those transferred
               pursuant to Permitted Receivables Purchase
Agreements).  The
               Sub-Agent shall have no duty to obtain or read the Security
               Agreement, to know the definitions of terms defined therein or to comply with any provisions thereof (except to the
               extent expressly provided in this Agreement).

                         2.  Contemporaneously with the execution and
               delivery by the Sub-Agent of this Agreement, and for
the
               purposes  of this Agreement, the Sub-Agent shall
establish
               and maintain deposit account number [        ]
(including
               all subaccounts thereof) for the benefit of the
Collateral
               Agent (such account being called the "Collection
Deposit
               Account"). The Collection Deposit Account shall be designated with the title "Chemical Bank, as
Collateral
               Agent under the ECKERD Security Agreement dated as of
June
               14, 1993, as amended and restated as of August 3,
1994" (or
               a similar title).  Subject to the Sub-Agent's Terms
for
               Remittance Banking (Lockbox) Services attached hereto
as
               Exhibit A, to the extent that the terms thereof relate
to
               procedures or fees and to the extent not inconsistent
with
               the terms hereof, all payments received by the
Sub-Agent in
               Lockboxes Number [              ] and [         ] or
any
               replacements in respect thereof (the "Lockboxes") shall be deposited in the Collection Deposit Account. All funds at
               any time on deposit in the Collection Deposit Account shall be held by the Sub-Agent for application in accordance with the terms of this Agreement. The Sub-Agent agrees to give
               the Collateral Agent prompt notice if the Collection
Deposit
               Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process, except as may be required by law. As security for the payment and performance of the Obligations, each Grantor hereby pledges,
               assigns and transfers to the Collateral Agent, and hereby
               creates and grants to the Collateral Agent, a security interest in the Collection Deposit Account and all property
               and assets held therein.

                         3.  The Collateral Agent shall have the sole
right
               of withdrawal over the Collection Deposit Account and the
               sole power to agree with the Sub-Agent as to specifications for Lockbox services; provided, however, that the Collateral
               Agent hereby authorizes the Sub-Agent to permit the Grantors to make withdrawals from the Collection Deposit
Account and
               to agree with the Sub-Agent as to specifications for Lockbox services as they relate to procedures or fees, so long as
               the Sub-Agent has not received notice from the Collateral
               Agent pursuant to the next succeeding sentence or paragraph
               8 below. Upon receipt of written, telex or telephonic notice (which, in the case of telephonic notice, shall be
               promptly confirmed in writing) from the Collateral
Agent so
               directing the Sub-Agent at any time, which the Collateral
               Agent agrees will be given only during the existence of a
               Default or Event of Default, the Sub-Agent shall no longer permit withdrawals from the Collection Deposit Account to be made or new specifications for Lockbox services to be implemented by the Grantors and, if so directed in such
               notice, shall (subject to the Sub-Agent's right to request that the Collateral Agent furnish, in form satisfactory to the Sub-Agent, signature cards and/or other appropriate
               documentation and/or that the Collateral Agent comply with other security procedures satisfactory to the Sub-Agent)
               promptly transmit to the Collateral Agent, at the office
               specified in such notice, all funds, if any, then on deposit in, or otherwise to the credit of, the Collection
Deposit
               Account (provided that funds on deposit that are subject to collection may be transmitted promptly upon availability for withdrawal and that the Sub-Agent may retain a reasonable
               reserve in a separate deposit account with the Sub-Agent for unpaid and future fees and amounts which may be subject to collection). If so directed in such notice, the Sub-Agent
               shall deliver directly to the Collateral Agent at the office specified in such notice all checks, drafts and other instruments for the payment of money received in the Lockboxes and at the time in the possession of or thereafter
               received by the Sub-Agent without depositing such checks,
               drafts or other instruments in the Collection Deposit Account or any other account, provided that the
Sub-Agent
               may retain a reasonable reserve in a separate deposit account with the SubAgent in respect of unpaid and future
               fees and amounts which may be subject to collection.

                         4.  The Sub-Agent shall furnish the
Collateral
               Agent with monthly statements setting forth the amounts
               deposited in and withdrawn from the Collection Deposit Account and shall furnish such other information relating to
               the Collection Deposit Account at such times as shall be
               reasonably requested by the Collateral Agent.

                         5.  The fees for the services of the
Sub-Agent
               shall be mutually agreed upon between the Grantors and the
               Sub-Agent and shall be the joint and several obligation of the Grantors; provided, however, that, notwithstanding the terms of any agreement under which the Collection
Deposit
               Account shall have been established with the Sub-Agent, the
               Grantor and the Sub-Agent agree not to terminate such Collection Deposit Account for any reason (including, without limitation, the failure of the Grantors to pay such
               fees) for so long as this Agreement shall remain in effect
               (it being understood that the foregoing shall not be construed to prohibit the resignation of the Sub-Agent in
               accordance with paragraph 8 below). Neither the Collateral
               Agent nor the Secured Parties shall have any liability for the payment of any such fees.

                         6.  The Sub-Agent may perform any of its
duties
               hereunder by or through its agents, officers or employees
               and shall be entitled to rely upon the advice of counsel as to its duties. The Sub-Agent shall not be liable to the
               Collateral Agent or the Grantors for any action taken or
               omitted to be taken by it in good faith, nor shall the Sub-
               Agent be responsible to the Collateral Agent or the Grantors for the consequences of any oversight or error of judgment or be answerable to the Collateral Agent for the same unless such consequences shall occur through the Sub-Agent's gross negligence or wilful misconduct.

                         7.  The Sub-Agent hereby represents and
warrants
               that (a) it is a banking corporation duly organized, validly existing and in good standing under the laws of [

               ] and has full corporate power and authority under such laws to execute, deliver and perform its obligations under this
               Agreement and (b) the execution, delivery and performance of this Agreement by the Sub-Agent have been duly and effectively authorized by all necessary corporate action and
               this Agreement has been duly executed and delivered by the
               Sub-Agent and constitutes a valid and binding obligation of the Sub-Agent enforceable in accordance with its terms.

                         8.  The Sub-Agent may resign at any time as
Sub-
               Agent hereunder by delivery to the Collateral Agent of written notice of resignation not less than thirty days
               prior to the effective date of such resignation.  The
Sub-
               Agent may be removed by the Collateral Agent at any time,
               with or without cause, by written, telex or telephonic notice (which, in the case of telephonic notice, shall be
               promptly confirmed in writing) of removal delivered to the
               Sub-Agent. Upon receipt of such notice of removal, or delivery of such notice of resignation, the Sub-Agent (subject to the Sub-Agent's right to request that the Collateral Agent furnish, in form satisfactory to the
Sub-
               Agent, signature cards and/or other appropriate documentation and/or that the Collateral Agent comply with
               other security procedures satisfactory to the Sub-Agent)
               will (a) promptly transmit to the Collateral Agent at the
               office specified in paragraph 11 (or such other office as
               the Collateral Agent shall specify) all funds, if any, then on deposit in, or otherwise to the credit of, the Collection
               Deposit Account (provided that funds on deposit that are
               subject to collection may be transmitted promptly upon availability for withdrawal), (b) deliver directly to the
               Collateral Agent at the office specified in paragraph
11 (or
               such other office as the Collateral Agent shall specify) all checks, drafts and other instruments for the payment of
               money received in the Lockboxes and in the possession of the
               Sub-Agent, without depositing such checks, drafts or other instruments in the Collection Deposit Account or any other account and (c) deliver any checks, drafts and other instruments for the payment of money received in the Lockboxes by the Sub-Agent after such notice, in whatever
               form received, directly to the Collateral Agent at the office specified in paragraph 11 (or such other office as
               the Collateral Agent shall specify).

                         9.  Each Grantor consents to the appointment
of
               the Sub-Agent and agrees that it will not withdraw, or request to withdraw, funds from the Lockboxes or the Collection Deposit Account other than in accordance with the
               provisions of this Agreement, the Security Agreement and the other Loan Documents (as defined in the Security
Agreement).
               Each Grantor agrees that the Sub-Agent shall incur no liability to such Grantor as a result of any action taken
               pursuant to an instruction given by the Collateral
Agent in
               accordance with the provisions of this Agreement.
Each
               Grantor agrees to indemnify and defend the Sub-Agent against any loss, liability, claim or expense (including reasonable attorneys' fees) arising from the Sub-Agent's entry into
               this Agreement and actions taken hereunder, except to the
               extent resulting from the Sub-Agent's gross negligence or
               willful misconduct.

                         10.  The term of this Agreement shall extend
from
               the date hereof until the earlier of (a) the date on which the Sub-Agent has been notified in writing by the Collateral
               Agent that the Sub-Agent has no further duties under this
               Agreement and (b) the date of termination specified in the notice of removal given by the Collateral Agent, or notice of resignation given by the Sub-Agent, as the case may be, pursuant to paragraph 8. The obligations of the Sub-Agent
               contained in the last sentence of paragraph 8 and the obligations of the Grantors contained in paragraphs 5,
9 and
               14 shall survive the termination of this Agreement.

                         11.  All notices and communications
hereunder
               shall be in writing or by telex (except where
telephonic
               instructions or notices are authorized herein) and
shall be
               deemed to have been received and shall be effective on
the
               day on which delivered (a) in the case of the
Collateral
               Agent, to Chemical Bank, 270 Park Avenue, New York,
New York
               10017, Attention of [               ], and (b) in the
case
               of the Sub-Agent, addressed to [          ], Attention
of [
                      ]. For purposes of this Agreement, any officer of
               the Collateral Agent shall be authorized to act, and to give instructions and notices, on behalf of the Collateral
Agent
               hereunder.

                         12.  The Sub-Agent will not assign or
transfer any
               of its rights or obligations hereunder (other than to the
               Collateral Agent) without the prior written consent of the other parties hereto.

                            13.  This Agreement may be amended only
by a
               written instrument executed by the Collateral Agent, the
               Sub-Agent and the Grantors, acting by their representative officers thereunto duly authorized.

                         14.  Except as otherwise provided in the
Credit
               Agreement with respect to rights of setoff available to the
               Sub-Agent in its capacity as a Lender (if and so long as the
               Sub-Agent is a Lender thereunder), the Sub-Agent hereby
               irrevocably waives any right to set off against, or otherwise deduct from, any funds held in the
Collection
               Deposit Account any indebtedness or other claim owed by the
               Grantor to the Sub-Agent; provided, however, that this paragraph shall not limit the ability of the SubAgent to,
               and the Sub-Agent may, (a) exercise any right to setoff
               against, or otherwise deduct from, any such funds to the
               extent necessary for the Sub-Agent to collect any fees owed to it by the Grantors in connection with the Collection
               Deposit Account, (b) charge back and net against the Collection Deposit Account any returned or dishonored items
               or other adjustments in accordance with the Sub-Agent's
               usual practices and (c)(i) establish the reserves contemplated in paragraph 3 in respect of unpaid and future
               fees and amounts which may be subject to collection and (ii)
               to transfer funds in respect of such reserves from the Collection Deposit Account to the separate deposit account
               with the Sub-Agent as contemplated in paragraph 3.

                         15.  This Agreement shall inure to the
benefit of
               and be binding upon the Collateral Agent, the Sub-Agent, the
               Grantors and their respective permitted successors and assigns.

                         16.  This Agreement may be executed
simultaneously
               in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
                         17.  THIS AGREEMENT SHALL BE GOVERNED BY,
AND
               CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW
               YORK.

                         18.  The Sub-Agent shall be an independent
               contractor. This Agreement does not give rise to any partnership, joint venture or fiduciary relationship.

                         IN WITNESS WHEREOF, the parties hereto have
caused
               this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                   ECKERD CORPORATION,

                                      by

                                        Name:
                                        Title:

                                   CLORWOOD DISTRIBUTORS, INC.,

                                      by

                                        Name:
                                        Title:

                                   ECKERD CONSUMER PRODUCTS, INC.,

                                      by

                                        Name:
                                        Title:

                                   ECKERD FLEET, INC.,

                                      by

                                        Name:
                                        Title:

                                   ECKERD HOLDINGS II, INC.,

                                      by

                                        Name:
                                        Title:

                                   ECKERD'S WESTBANK, INC.,

                                      by

                                        Name:
                                        Title:

                                   ECKERD TOBACCO COMPANY, INC.,

                                      by

                                        Name:
                                        Title:

                                      E.I.T., INC.,

                                      by

                                        Name:
                                        Title

                                   INSTA-CARE HOLDINGS, INC.,

                                      by

                                        Name:
                                        Title:

                                   INSTA-CARE PHARMACY SERVICES
                                   CORPORATION,

                                      by

                                        Name:
                                        Title:

                                   P.C.V., INC.,

                                      by

                                        Name:
                                        Title:

                                   PHARMACY DYNAMICS GROUP, INC.,

                                      by

                                        Name:
                                        Title:

                                   CHEMICAL BANK, as Collateral
Agent,
                                      by

                                        Name:
                                        Title:

                                   [SUB-AGENT],

                                      by

                                        Name:
                                        Title:



Annex 3 to
                                                     the Security
Agreement

                              SUPPLEMENT NO.    dated as of
 , to
                         the Security Agreement dated as of June 14,
1993,
                         as amended and restated as of August 3, 1994
(the
                         "Security Agreement"), among ECKERD
CORPORATION, a
                         Delaware corporation (the "Borrower"), each
of the
                         subsidiaries of the Borrower listed on the signature pages thereof (individually, a "Guarantor" and, collectively, the
"Guarantors";
                         the Guarantors, together with the Borrower,
are
                         referred to individually as a "Grantor" and collectively as the "Grantors") and CHEMICAL
BANK,
                         a New York banking corporation ("Chemical
Bank"),
                         as collateral agent (the "Collateral Agent")
for
                         the Secured Parties (as defined in the
Security
                         Agreement).

                         A.  Reference is made to the Credit
Agreement
               dated as of June 14, 1993, as amended and restated as of
               August 3, 1994 (as amended or modified from time to time,
               the "Credit Agreement"), among the Borrower, the financial institutions party thereto, as lenders (the
"Lenders"),
               Chemical Bank and NationsBank of Florida, N.A., a national banking association ("NationsBank"), as managing agents and as swingline lenders (in such latter capacity, each a "Swingline Lender"), and Chemical Bank, as administrative
               agent (in such capacity, the "Administrative Agent") for the
               Lenders, the Swingline Lenders and the Fronting Banks.

                         B.  Capitalized terms used herein and not
               otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit
               Agreement.

                         C.  The Borrower and certain Subsidiaries of
the
               Borrower have entered into the Security Agreement in order to induce the Lenders to make Loans, the Swingline
Lenders
               to make Swingline Loans and the Fronting Banks to issue
               Letters of Credit and originate Bankers' Acceptances. Pursuant to Section 6.10(b) of the Credit Agreement,
each
               Subsidiary of the Borrower that was not in existence or not a Subsidiary of the Borrower on the date thereof or that was previously an Inactive Subsidiary is required to enter into the Security Agreement as a Grantor upon or, in the case of an Inactive Subsidiary, prior to becoming a Subsidiary.
               Section 7.14 of the Security Agreement provides that additional subsidiaries of the Borrower may become
Grantors
               under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned
               (the "New Grantor") is a subsidiary of the Borrower and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a
Grantor
               under the Security Agreement in order to induce the Lenders to make additional Loans, the Swingline Lenders to make
               additional Swingline Loans and the Fronting Banks to issue additional Letters of Credit and originate additional Bankers' Acceptances and as consideration for Loans
and
               Swingline Loans previously made, Letters of Credit previously issued and Bankers' Acceptances previously originated.

                         Accordingly, the Collateral Agent and the
New
               Grantor agree as follows:

                         SECTION 1.  In accordance with Section 7.14
of the
               Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees (a) to all the terms and provisions of the Security Agreement applicable to it as a
               Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New
Grantor,
               as security for the payment and performance in full of the
               Obligations, does hereby create and grant to the Collateral
               Agent, its successors and permitted assigns, for the benefit of the Secured Parties, their successors and permitted assigns, a security interest in the Collateral (as defined
               in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be
               deemed to include the New Grantor.  The Security
Agreement
               is hereby incorporated herein by reference.

                         SECTION 2.  The New Grantor represents and
               warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal,
               valid and binding obligation, enforceable against it in
               accordance with its terms, except as the enforceability
               thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other
               similar laws affecting creditors' rights generally and by
               general principles of equity (regardless of whether such
               enforceability is considered in a proceeding at law or in
               equity).

                         SECTION 3.  This Supplement may be executed
in two
               or more counterparts, each of which shall constitute an
               original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become
               effective when the Collateral Agent shall have received
               counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral
               Agent.

                         SECTION 4.  The New Grantor hereby
represents and
               warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all
               Collateral of the New Grantor and (b) set forth under its
               signature hereto, is the true and correct location of the
               chief executive office of the New Grantor.

                         SECTION 5.  Except as expressly supplemented
               hereby, the Security Agreement shall remain in full force
               and effect.
                         SECTION 6.  THIS SUPPLEMENT SHALL BE
GOVERNED BY,
               AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF
               NEW YORK.

                         SECTION 7.  In case any one or more of the
               provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither
               party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein
               and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in
               good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the
               invalid, illegal or unenforceable provisions.

                         SECTION 8.  All communications and notices
               hereunder shall be in writing and given as provided in
               Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature hereto, with a copy to the Borrower.

                         SECTION 9.  The New Grantor agrees to
reimburse
               the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the
               reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                         IN WITNESS WHEREOF, the New Grantor and the
               Collateral Agent have duly executed this Supplement to the
               Security Agreement as of the day and year first above written.

                                   [NAME OF NEW GRANTOR],

                                      by

                                        Name:
                                        Title:
                                        Address:






                                   CHEMICAL BANK, as Collateral
Agent,

                                      by

                                        Name:
                                        Title: